UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BAIRD FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BAIRD FUNDS, INC.

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
1-866-442-2473
www.bairdfunds.com

Taxable Bond Funds	Municipal Bond Funds	Equity Funds
Baird Ultra Short Bond Fund Baird Short-Term Bond Fund Baird Intermediate Bond Fund Baird Aggregate Bond Fund Baird Core Plus Bond Fund	Baird Short-Term Municipal Bond Fund Baird Strategic Municipal Bond Fund Baird Quality Intermediate Municipal Bond Fund Baird Core Intermediate Municipal Bond Fund Baird Municipal Bond Fund	Baird Mid Cap Growth Fund Baird Small/Mid Cap Growth Fund Baird Equity Opportunity Fund Baird Chautauqua International Growth Fund Baird Chautauqua Global Growth Fund

February 14, 2024

Dear Shareholder:

We are pleased to enclose proxy materials for a special meeting of shareholders of Baird Funds, Inc. (the “Company”) and each of its series listed above (each, a “Fund” and collectively, the “Funds”) to be held on April 4, 2024 relating to the election of four current directors and one director nominee to the Board of Directors of the Company.

The Board of Directors currently consists of six directors, John W. Feldt, Darren R. Jackson, David J. Lubar, Cory L. Nettles, Marlyn J. Spear and Frederick P. Stratton, Jr. As part of a succession plan, Mr. Feldt and Mr. Stratton intend to retire in 2024 and we thank them for their service. In connection with the vacancy created by Mr. Feldt’s and Mr. Stratton’s retirements, Leonard R. (Randy) Johnson has been nominated as a new director. The Board of Directors, upon the recommendation of the Nominating Committee, has approved the nomination of Mr. Johnson and recommends that shareholders of the Funds vote FOR the election of each director nominee. The proxy statement itself provides greater detail about the director nominees.

Your vote is important no matter how many shares you own. Voting your shares early will help the Company avoid the expense of costly follow-up mail and telephone solicitation. You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:

• Online: Access the website shown on your proxy card and follow the online instructions;
• Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions; or
• Mail: Complete and return the enclosed proxy card.

If you have any questions after considering the enclosed materials, please call toll-free 1-866-442-2473. Thank you for investing in the Funds and for your continuing support.

Very truly yours,

Mary Ellen Stanek, CFA
President
Baird Funds, Inc.

Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.

Q. Why am I receiving this Proxy Statement?

A. You are receiving these proxy materials — the Proxy Statement and your proxy card — because you have the right to vote on an important proposal concerning the Company.

Q. What is the proposal about?

A. This Proxy Statement presents one proposal — the election of five directors to the Board of Directors of the Company by shareholders of each series of the Company (each, a “Fund” and collectively, the “Funds”), voting together. Based upon the recommendation of the Nominating Committee, the Board of Directors has recommended that shareholders elect five nominees to the Board of Directors. Currently, the Board of Directors consists of six directors – John W. Feldt, Darren R. Jackson, David J. Lubar, Cory L. Nettles, Marlyn J. Spear and Frederick P. Stratton, Jr. All six directors are independent directors of the Company. Mr. Feldt and Mr. Stratton intend to retire from the Board on April 30, 2024. The Board has determined to set the size of the Board at five following Mr. Feldt’s and Mr. Stratton’s retirements. To fill the vacancy on the Board, the Board of Directors recommends that you elect Leonard R. (Randy) Johnson, who would be an independent director of the Company. The Board of Directors also recommends that you elect the four continuing incumbent directors, Mr. Jackson, Mr. Lubar, Mr. Nettles and Ms. Spear.

Q. How does the Board of Directors recommend that I vote?

A. After careful consideration, the members of the Board of Directors, all of whom are independent directors of the Company, recommend that you vote FOR the election of each of the director nominees. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement.

Q. How can I authorize a proxy or vote my shares?

A. You may attend the meeting on April 4, 2024, in person and vote at the meeting, or you may vote by using one of the following options (we recommend that you vote by proxy now even if you plan to attend the meeting):

•Online, using the website address on your proxy card;
•By telephone (automated service), using the toll-free number shown on your proxy card and following the recorded instructions; or
•By mail, using the enclosed proxy card and return envelope.

IMPORTANT INFORMATION FOR SHAREHOLDERS

BAIRD FUNDS, INC.

Taxable Bond Funds	Municipal Bond Funds	Equity Funds
Baird Ultra Short Bond Fund Baird Short-Term Bond Fund Baird Intermediate Bond Fund Baird Aggregate Bond Fund Baird Core Plus Bond Fund	Baird Short-Term Municipal Bond Fund Baird Strategic Municipal Bond Fund Baird Quality Intermediate Municipal Bond Fund Baird Core Intermediate Municipal Bond Fund Baird Municipal Bond Fund	Baird Mid Cap Growth Fund Baird Small/Mid Cap Growth Fund Baird Equity Opportunity Fund Baird Chautauqua International Growth Fund Baird Chautauqua Global Growth Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Baird Funds, Inc., a Wisconsin corporation (the “Company”), and each of its series listed above (each, a “Fund” and collectively, the “Funds”), will be held at 777 East Wisconsin Avenue, Galleria Conference Room (lobby level) Milwaukee, Wisconsin 53202 on April 4, 2024, at 10:00 a.m., local time, for the purpose of considering the following proposal:

1.To elect five directors, Darren R. Jackson, Leonard R. (Randy) Johnson, David J. Lubar, Cory L. Nettles and Marlyn J. Spear, to the Board of Directors to serve until their successors are duly qualified and elected.

Action will also be taken on any other business that properly comes before the Meeting. The Board of Directors of the Company recommends that shareholders vote FOR the election of each of the director nominees. Shareholders of record of a Fund at the close of business on January 25, 2024, the record date for the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. The persons named as proxies will vote in their discretion on any procedural matter that may properly come before the Meeting or any postponements or adjournments thereof.
By Order of the Board of Directors,
Charles M. Weber
Secretary of Baird Funds, Inc.

Milwaukee, Wisconsin
February 14, 2024

As a shareholder of the Funds, you are asked to attend the meeting either in person or by proxy. If you plan to attend the meeting in person, please bring a form of identification. Even if you plan to attend the meeting in person, we urge you to authorize your proxy prior to the meeting. You can do this in one of three ways: (1) online, (2) calling a toll-free telephone number, or (3) completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope. Your prompt authorization of a proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the meeting. You may revoke your proxy before it is exercised at the meeting by submitting to the Secretary of the Company a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Company prior to the meeting. Please note, shareholders who plan to attend the meeting in person may be asked to comply with any COVID-19-related safety precautions in place at the time of the meeting, which may include, without limitation, wearing a mask or cloth face covering while on the premises and practicing social distancing. Due to health and safety considerations, the Company reserves the flexibility to change the date, time, location or means of conducting the special meeting of shareholders. In the event of such a change, the Company will issue a press release announcing the change, available at https://www.bairdassetmanagement.com/news/, and file the announcement on the Securities and Exchange Commission’s EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the Funds’ proxy materials.

PROXY STATEMENT

February 14, 2024

BAIRD FUNDS, INC.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Taxable Bond Funds	Municipal Bond Funds	Equity Funds
Baird Ultra Short Bond Fund Baird Short-Term Bond Fund Baird Intermediate Bond Fund Baird Aggregate Bond Fund Baird Core Plus Bond Fund	Baird Short-Term Municipal Bond Fund Baird Strategic Municipal Bond Fund Baird Quality Intermediate Municipal Bond Fund Baird Core Intermediate Municipal Bond Fund Baird Municipal Bond Fund	Baird Mid Cap Growth Fund Baird Small/Mid Cap Growth Fund Baird Equity Opportunity Fund Baird Chautauqua International Growth Fund Baird Chautauqua Global Growth Fund

This Proxy Statement is being provided to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Baird Funds, Inc. (the “Company”) for voting at a special meeting of shareholders (the “Meeting”) of the Company and each of its series listed above (each, a “Fund,” and collectively, the “Funds”) to be held on April 4, 2024, at 10:00 a.m., local time, at 777 East Wisconsin Avenue, Galleria Conference Room (lobby level) Milwaukee, Wisconsin 53202. The Company is a Wisconsin corporation and registered as an open end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The sole Proposal described in this Proxy Statement is as follows:

	Proposal	Funds to which the Proposal Applies
1	To elect five directors, Darren R. Jackson, Leonard R. (Randy) Johnson, David J. Lubar, Cory L. Nettles and Marlyn J. Spear, to the Board of Directors to serve until their successors are duly qualified and elected.	All Funds, voting together

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about February 14, 2024, or as soon as practicable thereafter.

A proxy is enclosed with respect to the shares you own in each Fund. If you timely return a properly executed proxy, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Even if you expect to be present at the Meeting, please vote in advance online or by telephone as described on the proxy card, or by completing the enclosed proxy card and mailing it in the enclosed reply envelope.

Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Company a written notice of revocation, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.

If you need additional copies of this Proxy Statement or the proxy card, please contact the Company at 1‑866‑442‑2473 or in writing at Baird Funds, Inc., c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Additional copies of the Proxy Statement will be delivered to you promptly upon request. To obtain directions to attend the Meeting, please call 1‑866‑442‑2473.

For free copies of the Company’s annual report for the fiscal year ended December 31, 2022, and semi-annual report for the fiscal period ended June 30, 2023, please contact the Company at the toll-free telephone number and address listed above or visit the Funds’ website at www.bairdfunds.com.

Important Notice Regarding the Internet Availability of Proxy Materials for the
Shareholder Meeting to be held on April 4, 2024:

The Letter to Shareholders, Notice of Meeting and Proxy Statement are available at www.proxyvote.com.

PROPOSAL: ELECTION OF DIRECTORS

At the Meeting, shareholders of the Funds will be asked to elect five directors to the Board. Currently, the Board consists of six directors – John W. Feldt, Darren R. Jackson, David J. Lubar, Cory L. Nettles, Marlyn J. Spear and Frederick P. Stratton, Jr. As part of a succession plan, Mr. Feldt and Mr. Stratton intend to retire on April 30, 2024. In connection with the vacancy created by Mr. Feldt’s and Mr. Stratton’s retirements, the Board determined to set the size of the Board at five members following Mr. Feldt and Mr. Stratton’s retirements.

In anticipation of Mr. Feldt’s and Mr. Stratton’s retirements, the Nominating Committee considered a diverse group of candidates to serve as a new director of the Company. After careful consideration, the Committee selected Leonard R. (Randy) Johnson based on his investment, financial, accounting and management experience and other qualifications. The Committee also considered the experiences and background of the continuing directors, noting that the proposed composition of the Board would provide for a diversity of skills, experience and perspectives, which should provide benefits to shareholders. Accordingly, the Board approved Mr. Johnson as a nominee and also approved the nominations of the four continuing incumbent directors: Mr. Jackson, Mr. Lubar, Mr. Nettles, and Ms. Spear. Mr. Johnson was approved as a nominee by the Nominating Committee and the Board after being recommended for consideration by the President of the Company. Mr. Johnson is being elected to fill the vacancy arising from Mr. Feldt’s and Mr. Stratton’s expected retirements on April 30, 2024, and, if elected, will be seated as a director on May 1, 2024.

The Board determined to recommend that all director nominees stand for election at the Meeting; however, Mr. Nettles and Ms. Spear have previously been elected as directors by shareholders of the Company. The persons named as proxies on the enclosed proxy card intend to vote FOR the election of these nominees as directors of the Company unless such authority has been withheld in the proxy. Each nominee has agreed to be named in this Proxy Statement and to serve if elected. The Board has no reason to believe that any person will become unavailable for the election as a director. However, if that should occur before the Meeting, your proxy will be voted for the individuals recommended by the Board to fill the vacancies.

Experience and Qualifications of the Director Nominees

A brief summary of each director nominee’s specific experience, qualifications, attributes, and skills that led the Board to conclude that such person should serve as a director of the Company is set forth below.

Independent Directors and Independent Director Nominee

Leonard R. (Randy) Johnson. Mr. Johnson joined Texas Mutual Insurance Company (TMIC) in 1995 as the Senior Vice President of Investments. Mr. Johnson’s Investments team is responsible for managing TMIC’s diversified investment portfolio. Mr. Johnson chairs TMIC’s Investment Committee and is a member of its Executive Council. Mr. Johnson has over 40 years of senior-level investment, financial and management experience. Prior to joining TMIC, Mr. Johnson was Executive Vice President and Chief Investment Officer at a bank where he was responsible for the Capital Markets division and overall balance sheet management. Mr. Johnson began his career at KPMG LLP. Mr. Johnson is a Certified Public Accountant and a member of the Texas Society of CPAs. Mr. Johnson qualifies as an “audit committee financial expert.” Through his investment, financial and management experience, Mr. Johnson is experienced with financial, accounting, and investment matters.

Marlyn J. Spear, CFA. Ms. Spear has served as a Director of the Company since January 2008 and is Chair of the Board. She previously served as Chair of the Audit Committee from 2014 to 2018. Ms. Spear has been designated as an “audit committee financial expert.” She served as Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex with one portfolio, from 1995 to 2018 and served as Chief Investment Officer of the Building Trades United Pension Trust Fund from 1989 to 2017. She served as Investment Officer of Northwestern Mutual Financial Network from 1988 to 1989, as Assistant Vice President of Firstar Trust Company from 1978 to 1987 and as Financial Analyst of Harco Holdings, Inc. from 1976 to 1978. Ms. Spear has earned the Chartered Financial Analyst designation. Through her experience as a director and trustee of mutual funds and her business experience, Ms. Spear is experienced with financial, accounting, regulatory and investment matters.

Darren R. Jackson. Mr. Jackson has served as a Director of the Company since November 2018. Mr. Jackson has been designated as an “audit committee financial expert.” Mr. Jackson served as a director and CEO of Advance Auto Parts, Inc. from 2008 to 2016. Prior to that, he served as the Executive Vice President and Chief Financial Officer of Best Buy Co., Inc. and held various senior positions with Nordstrom Full Line Department Stores, Inc. and Carson Pirie Scott & Company. Mr. Jackson began his career at KPMG LLP. Mr. Jackson has previous and current public company directorship experience and also currently serves on the boards of one private company as well as several non-profit organizations. Through his board, accounting and business experience. Mr. Jackson is experienced with audit, financial reporting and business matters.

David J. Lubar. Mr. Lubar has served as a Director of the Company since November 2021 and previously served as a Director of the Company in 2018. Mr. Lubar has been designated as an “audit committee financial expert.” He serves as President, CEO and Director of Lubar & Co., a private investment firm. He began his career in 1977 at Norwest Bank (n/k/a Wells Fargo Bank), where he spent six years in commercial and correspondent banking. Mr. Lubar joined Lubar & Co. in 1983. He serves on the board of directors of Hallador Energy Company and Ixonia Bancshares as well as the Milwaukee Brewers and several other private companies. He also serves in many community leadership positions throughout the Milwaukee area. Through his board, investment and business experience, Mr. Lubar is experienced with financial, accounting, regulatory and investment matters.

Cory L. Nettles. Mr. Nettles has served as a Director of the Company since January 2008. He serves as an independent director of Weyco Group, Inc., a men’s footwear distributor, and Associated Banc-Corp. He previously served as a director of The PrivateBank, a financial institution, from January 2007 to October 2010. Mr. Nettles has served as Managing Director of Generation Growth Capital, Inc., a private equity fund, since 2007. He was Of Counsel at Quarles & Brady LLP, a law firm, from 2005 to 2016. Mr. Nettles served as Secretary of the Wisconsin Department of Commerce from 2003 to 2005. Through his experience with investment funds and public companies, his employment experience and his legal training and practice, Mr. Nettles is experienced with financial, accounting, legal, regulatory and investment matters.

The following table presents certain information regarding the directors and director nominee being submitted to shareholders for election, including their principal occupations. The Board is comprised solely of directors who are not “interested persons” of the Company within the meaning of the 1940 Act (“Independent Directors”). The information in the table is as of December 31, 2023.

Independent Directors and Independent Director Nominee

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Director or Nominee	Other Directorships Held by Director or Nominee
Leonard R. (Randy) Johnson c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave. Milwaukee, WI 53202 Age: 64	Director Nominee	N/A	Senior Vice President of Investments, Texas Mutual Insurance Company (1995-present).	15	N/A
Marlyn J. Spear, CFA c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave. Milwaukee, WI 53202 Age: 70	Chair of the Board and Independent Director	Indefinite; Since January 2008	Retired; formerly, Chief Investment Officer, Building Trades United Pension Trust Fund (July 1989-February 2017).	15	Management Trustee of AFL‑CIO Housing Investment Trust, a mutual fund complex (1 portfolio) (1995-2018).
Darren R. Jackson c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave. Milwaukee, WI 53202 Age: 59	Independent Director	Indefinite; Since November 2018	Retired; formerly, President, CEO and Director, Advance Auto Parts, Inc. (2008-2016).	15	Director of Wolfspeed, Inc., a semiconductor company, since 2016; Director of Fastenal Company, a tool and supply distributor, (2012-2020).
David J. Lubar 833 E. Michigan Street Suite 1500 Milwaukee, WI 53202 Age: 69	Independent Director	Indefinite; Since November 2021	President and CEO, Lubar & Co. Incorporated, a private investment firm (1983-present).	15	Director of Hallador Energy Company, since 2018.
Cory L. Nettles Generation Growth Capital, Inc. 111 East Kilbourn Ave. Suite 2800 Milwaukee, WI 53202 Age: 53	Independent Director	Indefinite; Since January 2008	Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007.	15	Director of Weyco Group, Inc., a men’s footwear distributor, since 2007; Director of Associated Banc‑Corp, since 2013.

*    Each director serves until his or her successor is duly qualified and elected or until there is a decrease in the number of directors which takes effect after the expiration of his or her term, or until his or her prior death, resignation or removal.

Officers of the Company

The following table presents information regarding the officers of the Company as of December 31, 2023.

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mary Ellen Stanek 777 East Wisconsin Ave. Milwaukee, WI 53202 Age: 67	President	Re‑elected by Board annually; Since September 2000	Co-Chief Investment Officer, Baird Advisors, a department of the Advisor, since October 2021; Chief Investment Officer, Baird Advisors (March 2000-October 2021); Managing Director, the Advisor since March 2000.

Charles B. Groeschell 777 East Wisconsin Ave. Milwaukee, WI 53202 Age: 70	Vice President	Re‑elected by Board annually; Since January 2010	Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000.
Angela M. Palmer 777 East Wisconsin Ave. Milwaukee, WI 53202 Age: 51	Chief Compliance Officer and AML Compliance Officer	Re‑elected by Board annually; Since March 2014	Chief Compliance Officer, the Advisor, since March 2014; Anti‑Money Laundering Compliance Officer since May 2015; Managing Director, the Advisor, since January 2022; Director, the Advisor (July 2014-December 2021).

Dustin J. Hutter 777 East Wisconsin Ave. Milwaukee, WI 53202 Age: 47	Treasurer	Re‑elected by Board annually; Since April 2021	Senior Business Analyst, the Advisor, since September 2017; Managing Director, the Advisor, since January 2020; Director, the Advisor (July 2014-December 2019).
Charles M. Weber 777 East Wisconsin Ave. Milwaukee, WI 53202 Age: 60	Secretary	Re‑elected by Board annually; Since September 2005	Deputy General Counsel, the Advisor, since January 2022; Senior Associate General Counsel, the Advisor, January 2013 to December 2021; Managing Director, the Advisor, since January 2009.
Peter J. Hammond 777 East Wisconsin Ave. Milwaukee, WI 53202 Age: 60	Vice President	Re‑elected by Board annually; Since August 2012	Managing Director, the Advisor, since January 2016.

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mandy L. Hess 777 East Wisconsin Ave. Milwaukee, WI 53202 Age: 53	Assistant Treasurer	Re-elected by Board annually; Since April 2021	Senior Vice President, the Advisor, since November 2019; Director of Finance and Assistant Treasurer, The Lynde and Harry Bradley Foundation, Inc. (a private grantmaking foundation) (December 2005 - July 2019).

Andrew D. Ketter 777 East Wisconsin Ave. Milwaukee, WI 53202 Age: 49	Assistant Secretary	Re‑elected by Board annually; Since February 2011	Managing Director, the Advisor, since January 2022; Associate General Counsel, the Advisor, since September 2010; Director, the Advisor (July 2014-December 2021).

Board Leadership Structure

Under the laws of the State of Wisconsin, the business and affairs of the Company (including the Funds) are managed under the direction of the Board. The Board is responsible for acting on behalf of the shareholders. The Board is currently comprised of six Independent Directors – John W. Feldt, Darren R. Jackson, David J. Lubar, Cory L. Nettles, Marlyn J. Spear and Frederick P. Stratton, Jr. Ms. Spear serves as Chair of the Board. The Board determined to set the size of the Board at five following Mr. Feldt’s and Mr. Stratton’s retirements.

Each Director was appointed to serve on the Board because of his or her experience, qualifications, attributes and/or skills. The Board reviews its leadership structure regularly. The Board believes that its leadership structure is appropriate and effective considering the size of the Company and the nature of its business and industry practices. The Board also elects the officers of the Company, who are responsible for supervising and administering each Fund’s day-to-day operations.

Board of Directors Matters

The Board held five meetings during the fiscal year ended December 31, 2023. Each incumbent director attended 100% of the Board meetings and the meetings of the Board committees on which the director served during such period. The Company currently does not have a policy with respect to Board members’ attendance at shareholder meetings.

Shareholders wishing to communicate with the Board or individual directors should send such correspondence to the offices of Baird Funds, Inc., c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Shareholder communications will be sent directly to the applicable Board member(s).

Standing Committees

The Board has established two standing committees – the Audit Committee and the Nominating Committee.

John W. Feldt (Chair), Darren R. Jackson, David J. Lubar, Cory L. Nettles, Frederick P. Stratton, Jr. and Marlyn J. Spear, each of whom is an Independent Director, comprise the Audit Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Company and meets at least semi‑annually. A copy of the Audit Committee charter can be found on the Funds’ website at www.bairdfunds.com under “Important Disclosures.” During the fiscal year ended December 31, 2023, the Audit Committee met two times.

John W. Feldt, Darren R. Jackson, David J. Lubar, Cory L. Nettles, Marlyn J. Spear and Frederick P. Stratton, Jr. (Chair), each of whom is an Independent Director, comprise the Nominating Committee. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees to serve as directors of the Company and meets as often as it deems necessary. The Board has adopted a written charter for the Nominating Committee (the “Charter”) a copy of which can be found on the Funds’ website at www.bairdfunds.com under “Important Disclosures.” As set forth in Appendix A to the Charter, the Nominating Committee generally considers certain qualifications and attributes in director candidates such as substantial business expertise, financial expertise or experience in areas outside of the business community relevant to the Funds and seeks to ensure that the Board is composed of directors who will bring to the Board a variety of experiences and backgrounds. In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Directors on the Nominating Committee select and nominate all candidates for Independent Director positions. During the fiscal year ended December 31, 2023, the Nominating Committee met two times.

The Nominating Committee will consider properly qualified candidates for the Board submitted by shareholders. Shareholders who wish to recommend a director nominee may do so by submitting the appropriate biographical information about the candidate to the Chairperson of the Nominating Committee or the Company’s Secretary. In evaluating nominees, the Nominating Committee will consider, among other factors, the qualifications set forth in the Charter, and evaluates candidates submitted by shareholders according to the same criteria as other Independent Director candidates.

Risk Management

The Board’s role is one of oversight rather than management. The Board’s committee structure assists with this oversight function. The Board’s oversight extends to the Funds’ risk management processes. Those processes are overseen by officers of the Company, including the President, Vice Presidents, Treasurer, Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board on a variety of matters at Board meetings.

The Advisor reports to the Board, on a regular and as‑needed basis, on actual and possible risks affecting the Funds and the Company as a whole. The Advisor reports to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Funds. The Advisor also oversees the risk management policies adopted by Greenhouse Funds LLLP, the subadvisor to the Baird Equity Opportunity Fund.

The Board has appointed the CCO. The CCO meets quarterly in executive session with the directors and participates in the Board’s regular meetings. In addition, the CCO presents an annual report to the Board regarding the operation of the Funds’ compliance policies and procedures and those of the Funds’ principal service providers. The CCO, together with the other officers of the Company, regularly discusses risk issues affecting the Company during Board meetings. The CCO also provides updates to the Board on the operation of the Funds’ compliance policies and procedures and on how these procedures are designed to mitigate risk. The CCO, other officers of the Company and/or representatives of the Advisor report to the Board in the event any significant risk issues arise in between Board meetings.

Director Ownership of Fund Shares

The following table sets forth the dollar range of Fund shares beneficially owned by each director nominee in the Baird Funds as of December 31, 2023, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Name of Director/Director Nominee
Funds	Leonard R. (Randy) Johnson	Darren R. Jackson	David J. Lubar	Cory L. Nettles	Marlyn J. Spear

Ultra Short Bond Fund	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000

Short-Term Bond Fund	None	None	Over $100,000	None	Over $100,000

Intermediate Bond Fund	Over $100,000	None	Over $100,000	None	None

Aggregate Bond Fund	None	None	None	None	None

Core Plus Bond Fund	None	None	None	None	Over $100,000

Short‑Term Municipal Bond Fund	None	None	Over $100,000	None	None

Strategic Municipal Bond Fund	None	Over $100,000	None	None	None

Quality Intermediate Municipal Bond Fund	None	None	None	None	None

Core Intermediate Municipal Bond Fund	None	Over $100,000	Over $100,000	None	None

Municipal Bond Fund	None	None	None	None	None

Name of Director/Director Nominee
Funds	Leonard R. (Randy) Johnson	Darren R. Jackson	David J. Lubar	Cory L. Nettles	Marlyn J. Spear

Mid Cap Growth Fund	None	Over $100,000	None	Over $100,000	$10,001-$50,000

Small/Mid Cap Growth Fund	None	None	None	$50,001-$100,000	None

Equity Opportunity Fund	None	Over $100,000	None	$50,001-$100,000	None

Chautauqua International Growth Fund	None	None	None	Over $100,000	None

Chautauqua Global Growth Fund	None	None	None	Over $100,000	$10,001-$50,000

Aggregate Dollar Range of Equity Securities Beneficially Owned in Baird Funds	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Director Compensation

The directors are compensated by the Funds for their service. The Independent Directors receive an annual fee for their service in addition to meeting fees and are reimbursed for travel and other expenses related to their Board service. Ms. Spear receives additional compensation in recognition of her service as Chair of the Board. For the fiscal year ended December 31, 2023, the current directors of the Company received the below compensation from the Funds. Neither the Company nor the Funds maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Company or Fund expenses. Mr. Johnson did not receive compensation for the fiscal year ended December 31, 2023, as he was not a member of the Board.

Name of Director	Total Compensation Paid to Directors by Funds(1)
John W. Feldt	$80,333
Darren R. Jackson	$82,333
David J. Lubar	$82,333
Marlyn J. Spear	$87,333
Frederick P. Stratton, Jr.	$80,333
Cory L. Nettles	$82,333
(1)    Pursuant to an administration agreement between the Company, on behalf of the fixed income series of the Company (together, the “Bond Funds”), the Advisor assumes and pays all compensation payable to the directors for overseeing the Bond Funds. Therefore, compensation listed in the table above represents the portion of each Director’s compensation paid by the Equity Funds. For the fiscal year ended December 31, 2023, total compensation received by the Directors for overseeing the fifteen Funds totaled $262,000 for Marlyn J. Spear, $247,000 each for Darren R. Jackson, Cory L. Nettles, and David J. Lubar, and $241,000 each for John W. Feldt and Frederick P. Stratton, Jr.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of each nominee to the Board.

INFORMATION ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. (“Cohen”) has been retained by the Audit Committee as the independent registered public accounting firm for the Funds for the fiscal year ended December 31, 2023. Representatives of Cohen are not expected to be present at the Meeting. The aggregate fees billed for professional services by Cohen during the fiscal years ended December 31, 2023, and December 31, 2022, were as follows:

	December 31, 2023	December 31, 2022
Audit Fees	$239,450	$239,450
Audit-Related Fees	—	—
Tax Fees	67,500	67,500
All Other Fees	—	—
Total	$306,950	$306,950

In the above table, “Audit Fees” are fees billed for professional services for the audit of the Funds’ annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Tax Fees” refer to fees billed for professional services rendered for tax compliance, tax advice and tax planning, and specifically relate to Cohen’s review of the Funds’ federal and state tax returns.

The Audit Committee has adopted pre-approval policies and procedures that require the Committee to pre-approve all audit and non-audit services rendered to the Funds, as well as non-audit services provided to the Company and any entity affiliated with the Company with respect to any engagement that directly relates to the operations and financial reporting of the Funds. The Audit Committee charter sets forth certain audit-related services that do not require separate pre-approval by the Committee provided that the fees for such services do not exceed an annual limit, currently $5,000. In accordance with its pre-approval policies and procedures, the Audit Committee pre-approved all audit, tax and other services provided by Cohen to the Company during fiscal years 2023 and 2022. Substantially less than 50 percent of the hours expended on Cohen’s engagement to audit the Funds’ financial statements for the most recent fiscal year was attributed to work performed by persons other than full time permanent employees of Cohen. None of the tax fees or other fees in the table above were for services that were subject to a waiver of the pre-approval requirement pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X of the Securities and Exchange Commission.

ADDITIONAL INFORMATION

Voting Information

General; Record Date. The record holders of the outstanding shares of each Fund as of the close of business on January 25, 2024 (the “Record Date”) are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this online or by telephone or by completing, dating, signing and returning the accompanying proxy card using the enclosed reply envelope. By voting by proxy, your shares will be voted as you instruct. If your proxy card is properly executed and timely returned but no choice is indicated, your shares will be voted FOR the election of each of the director nominees, and in the discretion of the persons named as proxies on such other matters that properly may come before the Meeting.

Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Company a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and timely written notices of revocation must be received by the Company prior to the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting and any postponements or adjournments of the Meeting. Attendance by a shareholder at the Meeting does not by itself revoke a proxy.

As of the record date, the following shares of each Fund were issued and outstanding:

Fund	Investor Class	Institutional Class	Total Number of Shares Outstanding

Baird Ultra Short Bond Fund	7,563,596.31	616,325,263.56	623,888,859.87
Baird Short-Term Bond Fund	15,340,631.35	988,777,160.27	1,004,117,791.62
Baird Intermediate Bond Fund	8,444,787.82	809,836,222.73	818,281,010.55
Baird Aggregate Bond Fund	95,662,294.98	4,299,664,783.02	4,395,327,078.00
Baird Core Plus Bond Fund	103,934,534.46	2,654,247,772.99	2,758,182,307.45
Baird Short-Term Municipal Bond Fund	7,909,211.80	151,158,425.75	159,067,637.55
Baird Strategic Municipal Bond Fund	4,021,722.34	89,603,461.39	93,625,183.73
Baird Quality Intermediate Municipal Bond Fund	4,561,256.59	94,677,564.93	99,238,821.51
Baird Core Intermediate Municipal Bond Fund	3,599,551.63	292,596,320.73	296,195,872.36
Baird Municipal Bond Fund	781,456.76	18,758,614.28	19,540,071.03
Baird Mid Cap Growth Fund	7,715,878.78	94,761,140.33	102,477,019.11
Baird Small/Mid Cap Growth Fund	52,171.38	10,989,020.83	11,041,192.20
Baird Equity Opportunity Fund	194.38	4,544,977.70	4,545,172.08
Baird Chautauqua International Growth Fund	924,560.08	49,271,306.91	50,195,866.98
Baird Chautauqua Global Growth Fund	46,547.88	15,499,733.32	15,546,281.19

Solicitation of Proxies and Related Costs. Proxies will be solicited by the Company primarily by mail. The solicitation may also include telephone, email, Internet, video or oral communications by certain officers of the Company or officers or employees of the Advisor, who will not be paid for these services. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The Funds and the Advisor will bear the costs associated with preparing, printing and mailing of the enclosed proxy card, accompanying notice and Proxy Statement and any other expenses related to the Meeting or any postponement or adjournment thereof. Broadridge Financial Solutions, Inc. has been retained as proxy tabulator. Proxy preparation, tabulation, printing and mailing costs are estimated to be approximately $2.0 million. Pursuant to the administration agreement between the Company, on behalf of the Bond Funds, the Advisor assumes and pays most of the Bond Funds’ expenses other than management fees and certain excluded expenses, in exchange for an administration fee. Therefore, the Advisor is expected to pay a portion of the above proxy costs with respect to the Bond Funds. With respect to the Equity Funds, the Funds’ portion of the above proxy costs are subject to the respective Fund’s expense caps; therefore, the Advisor may reimburse the Funds for a portion of the costs to the extent an Equity Fund’s total annual fund operating expenses exceed the expense cap.

Quorum. A quorum must be present at the Meeting for the transaction of business. Under the Company’s By-Laws, a majority of the shares of common stock of the Company entitled to vote at the Meeting constitutes a quorum.

Votes Required to Elect Directors. The Proposal applies on a Company-wide basis, and all Funds and all classes of the Funds will vote together as a single group for purposes of electing the directors. A director nominee must receive the affirmative vote of a plurality of votes validly cast at the Meeting at which a quorum is present in order to be elected to the Board. Because the size of the Board will be set at five directors following the Meeting, the five persons who receive the largest number of votes will be elected to the Board. In the election of directors, votes may be cast “for” the nominee or withheld.

Broker Votes and Withholding Voting Authority. Due to the nature of the Proposal at the Meeting being the election of directors, it is the Company’s understanding that there will not be any “broker non-votes” (i.e. proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote). Executed Proxy Cards marked as “withhold” votes will be treated as shares that are present for purposes of determining whether a quorum is present at the Meeting for acting on the Proposal but which have not been voted for or against the Proposal. Accordingly, “withhold” votes will have no effect on the Proposal, for which approval of each Nominee requires a plurality of votes cast for each Nominee.

Adjournment. If (i) a quorum is not present at the Meeting, (ii) a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received by the time scheduled for the Meeting, or (iii) other matters arise requiring shareholder action, the chair of the Meeting or a majority of shares represented, even if less than a quorum, may adjourn the Meeting to a date not more than 120 days after the record date to permit the further solicitation of proxies without further notice other than an announcement at the Meeting in accordance with the Company’s Bylaws and as permitted under Wisconsin law.

Security Ownership of Certain Beneficial Owners

Appendix A sets forth certain information with respect to the ownership of shares of the Funds as of December 31, 2023, for persons known by the Company to own beneficially or of record 5% or more of the outstanding shares of a Fund.

As of December 31, 2023, the officers and directors of the Company beneficially owned (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934, as amended) less than 1% of the outstanding shares of the Short-Term Bond Fund, Intermediate Bond Fund, Aggregate Bond Fund, Core Plus Bond Fund, Short-Term Municipal Bond Fund, Strategic Municipal Bond Fund, Quality Intermediate Municipal Bond Fund, Core Intermediate Municipal Bond Fund, Municipal Bond Fund, Mid Cap Growth Fund, Small/Mid Cap Growth Fund, Global Growth Fund and International Growth Fund, owned 1.29% of the outstanding shares of the Ultra Short Bond Fund, and owned 6.11% of the outstanding shares of the Equity Opportunity Fund.

A person beneficially owning in excess of 25% of the outstanding voting securities of a Fund is presumed to be a “control person” of the Fund for purposes of the 1940 Act. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company or a Fund. As of December 31, 2023, the Advisor, in its capacity as sponsor of the Baird Profit Sharing & Savings Plan and the Baird Non-Qualified Compensation Plan, and the Baird Foundation, an entity related to the Advisor, on a combined basis, owned a controlling ownership in the Baird Equity Opportunity Fund (a combined ownership of 71.5%).

Other Information

The Advisor is Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Advisor also serves as principal underwriter and distributor of shares of the Funds. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 Michigan Street, Milwaukee, Wisconsin 53202, serves as administrator, transfer agent, and fund accountant for the Funds.

Householding

The SEC has adopted rules that permit investment companies such as the Company to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Funds and their shareholders. If you participate in householding and unless the Company has received contrary instructions, only one copy of this proxy statement will be mailed to two or more shareholders who share an address.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Company at 1-866-442-2473, or write to the Company at Baird Funds, Inc., c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Shareholder Proposals for Subsequent Meetings

The Company is generally not required to hold an annual meeting of shareholders and the Company generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under the 1940 Act. By observing this policy, the Company seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Company hereafter called should send the proposal to the Secretary of the Company at the Company’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because the proposal must comply with certain rules under the federal securities laws before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Wisconsin law.

Consent of Electronic Delivery of Documents

In order to save future printing and mailing expenses, the Company is requesting shareholders to consider consenting to the electronic delivery of certain documents. Shareholders can provide their consent by following the instructions set forth on the proxy card. By consenting to electronic delivery, shareholders may receive all future prospectuses, prospectus supplements, annual and semi-annual shareholder reports, proxy statements and other shareholder communications for the Funds via e-mail or the Internet. This consent has no expiration date. However, shareholders may revoke their consent to electronic delivery at any time by contacting the Funds in writing at Baird Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-866-442-2473 and request that documents be sent to them by mail. You may also receive a paper copy of any of the documents identified above at no additional charge by contacting the Funds at the above address or telephone number.

To receive documents electronically online, you must provide your e-mail address and have access to an Internet browser and Adobe Acrobat (available at www.adobe.com at no cost) to view documents in Portable Document Format (PDF).

Please note that shareholders who consent to electronic delivery of documents must provide the Company with their e-mail address. Shareholders will need to notify the Company of any changes to their e-mail address. The Company will only use e-mail addresses for the purpose of communicating with shareholders. The Company will not sell or provide shareholder e-mail addresses to third parties.

Other Matters to Come Before the Meeting

The Board knows of no other matters that may come before the Meeting, other than the Proposal set forth above. If any other matter properly comes before the Meeting, the persons named as proxies will vote on the same in their discretion.

Dated: February 14, 2024

Please vote by proxy online or by using the toll-free telephone number in accordance with the instructions set forth on the enclosed proxy card, or complete, sign and return the enclosed proxy card in the reply envelope.

Appendix A
5% or greater shareholders as of December 31, 2023
(All shareholders are owners of record unless otherwise indicated.)

Name and Address	Fund	Number of Shares	Percent of Fund

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Baird Ultra Short Bond Fund	301,355,662.883	48.79%

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905		74,876,151.391	12.12%

Mac & Co Attn: Mutual Fund Operations 500 Grant Street, Room 151-1010 Pittsburgh, PA 15219-2502		41,521,426.709	6.72%

Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523		37,192,442.583	6.02%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Baird Short-Term Bond Fund	240,463,790.753	23.88%

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905		162,274,497.608	16.12%

UBATCO & Co P.O. Box 82535 Lincoln, NE 68501-2535		60,980,057.691	6.06%

SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989		56,003,601.667	5.56%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Baird Intermediate Bond Fund	152,636,006.628	18.98%

Name and Address	Fund	Number of Shares	Percent of Fund

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905		79,332,142.837	9.86%

Reliance Trust Co FBO Comerica EB R/R P.O. Box 570788 Atlanta, GA 30357-3114		78,309,439.507	9.74%

Mitra & Co c/o Reliance Trust Company WI 4900 W Brown Deer Rd Milwaukee WI 53223-2422		65,521,161.481	8.15%

Mac & Co Attn: Mutual Fund Operations 500 Grant Street, Room 151-1010 Pittsburgh, PA 15219-2502		55,000,735.047	6.84%

Saxon & Co P.O. Box 94597 Cleveland, OH 44101-4597		46,646,747.602	5.80%

Keybank NA P.O. Box 94871 Cleveland, OH 44101-4871		44,102,215.104	5.48%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002		42,063,804.121	5.23%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Baird Aggregate Bond Fund	1,304,130,522.744	30.02%

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905		785,375,609.900	18.08%

Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523		519,625,279.900	11.96%

Name and Address	Fund	Number of Shares	Percent of Fund
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	Baird Core Plus Bond Fund	653,240,385.018	23.91%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995		554,734,794.142	20.30%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002		344,169,964.398	12.60%

SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989		176,140,303.215	6.45%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Baird Short-Term Municipal Bond Fund	45,444,308.574	28.33%

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905		36,647,705.136	22.85%

Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523		14,484,611.365	9.03%

Band & Co C/O U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201-1787		12,747,117.880	7.95%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002		10,631,881.656	6.63%

SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989		8,566,188.029	5.34%

Name and Address	Fund	Number of Shares	Percent of Fund
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	Baird Strategic Municipal Bond Fund	27,722,279.230	31.09%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995		17,169,558.401	19.26%

Raymond James Omnibus for Mutual Funds House Acct Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100		11,588,513.257	13.00%

UBS WM USA Spec Custody A/C EBOC UBSFI 1000 Harbor Boulevard Weehawken, NJ 07086-6761		6,859,597.955	7.69%

Capinco c/o US Bank NA 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958		5,536,861.792	6.21%

LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091		4,492,896.035	5.04%

Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	Baird Quality Intermediate Municipal Bond Fund	27,121,449.205	27.43%

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905		26,798,392.222	27.10%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995		20,665,770.432	20.90%

Name and Address	Fund	Number of Shares	Percent of Fund
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Baird Core Intermediate Municipal Bond Fund	89,478,498.008	31.12%

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905		86,641,482.463	30.13%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002		23,453,279.720	8.16%

SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989		17,027,190.877	5.92%

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	Baird Municipal Bond Fund	5,925,264.397	31.56%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995		485,002.154	25.83%

UBS WM USA Spec Custody A/C EBOC UBSFSI 1000 Harbor Boulevard Weehawken, NJ 07086-6761		1,179,953.130	6.28%

LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091		1,029,740.881	5.48%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Baird Mid Cap Growth Fund	31,489,583.637	30.53%

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905		15,924,809.244	15.44%

Name and Address	Fund	Number of Shares	Percent of Fund

Merrill Lynch Pierce, Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive E Jacksonville, FL 32246-6484		6,005,545.370	5.82%

Baird Profit Sharing & Savings Plan 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Baird Small/Mid Cap Growth Fund	1,495,648.780	13.54%

Attn NPO Trade Desk DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392-0001		1,495,648.780	13.54%

Baird Foundation* 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Baird Equity Opportunity Fund	1,463,216.217	32.40%

Attn NPIO Trade Desk DCGT as TTEE and/or CUST FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392-0001		1,401,120.939	31.03%

Baird Profit Sharing & Savings Plan* 777 East Wisconsin Avenue Milwaukee, WI 53202-5300		1,401,120.939	31.03%

Robert W. Baird & Company, Inc.* FADCP & LTIP Plans 777 East Wisconsin Avenue Milwaukee, WI 53202-5300		367,159.893	8.13%

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	Baird Chautauqua International Growth Fund	8,717,591.870	18.06%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995		6,342,214.510	13.14%

Strada Education Network, Inc.* TRC/O Northern Trust Company P.O. Box 92956 Chicago, IL 60675-2956		2,595,197.532	5.38%

Name and Address	Fund	Number of Shares	Percent of Fund

Baird Profit Sharing & Savings Plan* 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Baird Chautauqua Global Growth Fund	1,377,724.097	8.91%

Attn NPIO Trade Desk DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392-0001		1,377,724.097	8.91%
*    Reflects beneficial ownership.

BAIRD FUNDS, INC. 777 EAST WISCONSIN AVENUE MILWAUKEE, WI 53202	SCAN TO VIEW MATERIALS & VOTE
TO VOTE ONLINE 1) Read the proxy statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR code above. 3) Follow the instructions provided.
TO VOTE BY TELEPHONE 1) Read the proxy statement and have the proxy card below at hand. 2) Call toll-free 1-800-690-6903 3) Follow the instructions provided.
TO VOTE BY MAIL 1) Read the proxy statement. 2) Check the appropriate box on the proxy card below. 3) Sign, date and return the proxy card in the envelope provided.

TO VOTE BY MAIL, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                 V29255-S82853 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	THE BOARD OF DIRECTORS OF BAIRD FUNDS, INC. UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING DIRECTORS.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

1.	To elect five directors to the Board of Directors to serve until their successors are duly qualified and elected.	☐	☐	☐

01) Darren R. Jackson 02) Leonard R. (Randy) Johnson 03) David J. Lubar 04) Cory L. Nettles 05) Marlyn J. Spear

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ABOVE, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE WITH REGARD TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please sign this proxy card exactly as your name(s) appear(s) on this proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

	Signature [PLEASE SIGN WITHIN BOX]	Date

	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of
Shareholders To Be Held on April 4, 2024: The Letter to Shareholders, Notice of Meeting and
Proxy Statement are available online at www.proxyvote.com.

BAIRD FUNDS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of Baird Funds, Inc. a Wisconsin corporation (the "Company"), hereby appoints Angela M. Palmer and Peter J. Hammond, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund as indicated on the reverse (the "Special Meeting") to be held at 10:00 a.m. Central Time, April 4, 2024, at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.